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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 AND 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 20, 2002
                               ------------------
                Date of report (date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                     ---------------------------------------

             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-20870                                        87-0467198
       ---------                                        ----------
(Commission File Number)                      (IRS Employer Identification No.)

                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 150,
                 ---------------------------------------------
                     ARLINGTON HEIGHTS, ILLINOIS 60005-4142
                     --------------------------------------

               (Address of Principal Executive Offices) (Zip Code)

                                 (847) 956-8650
                                 --------------

              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-B:

99.1 Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), as amended August 23, 2002 and September 20, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), as amended August 23, 2002 and September 20, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SECURITY ASSOCIATES INTERNATIONAL, INC.



Date:  September 20, 2002              By: /s/ Raymond A. Gross
                                             -----------------------------------
                                             Raymond A. Gross, President,
                                             Chief Executive Officer and
                                             Chief Financial Officer


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EXHIBIT INDEX

Exhibit No.

99.1 Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), as amended August 23, 2002 and September 20, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-QSB for the quarterly period ended June 30, 2002 (filed August 14, 2002), as amended August 23, 2002 and September 20, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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